SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): DECEMBER 20, 2002

                             ----------------------


                       UNIVERSAL AMERICAN FINANCIAL CORP.
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



    NEW YORK                         0-11321                     11-2580136
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(STATE OR OTHER              (COMMISSION FILE NUMBER)           (IRS EMPLOYER
JURISDICTION OF                                              IDENTIFICATION NO.)
 INCORPORATION)

SIX INTERNATIONAL DRIVE, SUITE 190, RYE BROOK, NEW YORK              10573
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      (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                     (ZIP CODE)


        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (914) 934-5200
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
 ITEM 5. OTHER EVENTS

           UNIVERSAL AMERICAN FINANCIAL CORP. (NASDAQ NATIONAL MARKET: UHCO) ("Universal American" or "the Company") today announced that Universal American and its subsidiary, Pennsylvania Life Insurance Company ("PennLife"), have entered into a definitive purchase agreement (the "Purchase Agreement"), dated as of December 20, 2002, with Ceres Group, Inc. and Continental General Insurance Company ("Continental General"), pursuant to which PennLife has agreed to acquire Pyramid Life Insurance Company from Continental General for a purchase price of $56 million in cash. The acquisition will be financed with cash on hand, additional bank debt financing, proceeds from the recent private placement of trust preferred securities amounting to $15 million and other financing sources.

           Copies of the press release issued by Universal announcing the Purchase Agreement, the Purchase Agreement and a sources and uses table are attached hereto as Exhibits 99.1, 99.2 and 99.3 and are incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c) Exhibits.

Exhibit No.                                 Exhibit
-----------                                 -------

   99.1 Press Release, dated December 23, 2002, announcing the acquisition of the Pyramid Life Insurance Company.

   99.2 Purchase Agreement, dated as of December 20, 2002, by and among Universal American Financial Corp., Pennsylvania Life Insurance Company, Ceres Group, Inc. and Continental General Insurance Company.

   99.3             Sources and Uses Table










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
                                    SIGNATURE

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                          Universal American Financial Corp.

                                          /s/ Richard A. Barasch
                                          --------------------------------------
                                     By:  Richard A. Barasch
                                          President and Chief Executive Officer

Date: December 23, 2002














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
                                  EXHIBIT INDEX


Exhibit No.                                   Exhibit
-----------                                   -------

   99.1 Press Release, dated December 23, 2002, announcing the acquisition of the Pyramid Life Insurance Company.

   99.2 Purchase Agreement, dated as of December 20, 2002, by and among Universal American Financial Corp., Pennsylvania Life Insurance Company, Ceres Group, Inc. and Continental General Insurance Company.

   99.3             Sources and Uses Table














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